QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 February 4, 2004 (February 3, 2004)

ALLOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

000-29815 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	54-1655029 (I.R.S. Employer Identification No.)
11080 CirclePoint Road, Suite 200 Westminster, Colorado 80021 (Address of principal executive offices and Zip Code)

(303) 426-6262
Registrant's telephone number, including area code

Item 5. Other Events and Required FD Disclosure.

        On February 3, 2004, Allos Therapeutics, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Division of Oncology Drug Products at the U.S. Food and Drug Administration ("FDA") has accepted for review the Company's New Drug Application ("NDA") seeking approval to market RSR13 (efaproxiral) as an adjunct to whole brain radiation therapy for the treatment of brain metastases in patients with breast cancer. The press release also announced that the FDA has designated the Company's NDA for "priority" review. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

  (c)
  Exhibits

  99.1
  Press Release, dated February 3, 2004, entitled "FDA Accepts Allos New Drug Application with Priority Review for RSR13 in Brain Metastases from Breast Cancer."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2004	ALLOS THERAPEUTICS, INC.
	By:	/s/ MICHAEL E. HART Michael E. Hart
	Its:	President and Chief Executive Officer

QuickLinks

  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits
SIGNATURE